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                                                                      EXHIBIT 17

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                                                                                                    VOTE BY TELEPHONE
                                                                                      --------------------------------------------
                                                                                      Have your proxy card available when you call
                                                                                      the TOLL-FREE NUMBER 1-800-XXX-XXXX using a
                                                                                      touch-tone telephone. You will be prompted
                                                                                      to enter your Control Number. Please follow
                                                                                      the simple prompts that will be presented to
                                                                                      you to record your vote.

                                                                                      --------------------------------------------
                                                                                                    VOTE BY INTERNET
                                                                                      --------------------------------------------
                                                                                      Have your proxy card available when you
                                                                                      access the website http://www.aimfunds.com.
                                                                                      You will be prompted to enter your Control
                                                                                      Number. Please follow the simple prompts
                                                                                      that will be presented to you to record your
                                                                                      vote.

                                                                                      --------------------------------------------
                                                                                                      VOTE BY MAIL
                                                                                      --------------------------------------------
                                                                                      Please mark, sign and date your proxy card
                                                                                      and return it in the POSTAGE-PAID ENVELOPE
                                                                                      provided or return it to: Proxy Tabulator,
                                                                                      P.O. Box xxxx, Hingham, MA 02043-xxxx.

--------------------------------         -----------------------------------------        ----------------------------------------
      VOTE BY TELEPHONE                              VOTE BY INTERNET                                  VOTE BY MAIL
    Call TOLL-FREE using a                        Access the WEBSITE and                             Return your proxy
      Touch-Tone phone:                              Cast your vote:                                in the POSTAGE-PAID
        1-800-XXX-XXXX                           http://www.aimfunds.com                             envelope provided
--------------------------------         -----------------------------------------        ----------------------------------------

                       VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
  IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.


             YOUR CONTROL NUMBER IS:


                      PROXY MUST BE SIGNED AND DATED BELOW.
         o PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. o

                EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE SIGN,
                       DATE AND RETURN YOUR PROXY TODAY!

PROXY CARD        PROXY SOLICITED BY THE BOARD OF TRUSTEES OF         PROXY CARD

                              AIM ADVISOR FLEX FUND

                       (A PORTFOLIO OF AIM ADVISOR FUNDS)

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

       The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                           NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Dated


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         o PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. o

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE APPROVAL OF THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE: [X]

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                                                                                      FOR     AGAINST     ABSTAIN
                                                                                      [ ]       [ ]         [ ]
1.   To approve an Agreement and Plan of Reorganization that provides for the combination of AIM Advisor Flex Fund, a portfolio of AIM Advisor Funds, with AIM Balanced Fund, a portfolio of AIM Funds Group.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
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